Forward-Looking Statements and Non-GAAP Financial Measures The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “e,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements. The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements: Non-U.S. GAAP Financial Measures and Reconciliations This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations. Definitions of the Company’s non-U.S. GAAP financial measures and applicable reconciliations to the most comparable U.S. GAAP measures are provided as appropriate. Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM). • difficult conditions in global capital markets and the economy, including inflation • defaults and credit downgrades of investments • global fluctuations in interest rates and exposure to significant interest rate risk • concentration of business in Japan • limited availability of acceptable yen-denominated investments • foreign currency fluctuations in the yen/dollar exchange rate • differing interpretations applied to investment valuations • significant valuation judgments in determination of expected credit losses recorded on the Company's investments • decreases in the Company's financial strength or debt ratings • decline in creditworthiness of other financial institutions • the Company's ability to attract and retain qualified sales associates, brokers, employees, and distribution partners • deviations in actual experience from pricing and reserving assumptions • ability to continue to develop and implement improvements in information technology systems and on successful execution of revenue growth and expense management initiatives • interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality, integrity or privacy of sensitive data residing on such systems • subsidiaries' ability to pay dividends to the Parent Company • inherent limitations to risk management policies and procedures • operational risks of third-party vendors • tax rates applicable to the Company may change • failure to comply with restrictions on policyholder privacy and information security • extensive regulation and changes in law or regulation by governmental authorities • competitive environment and ability to anticipate and respond to market trends • catastrophic events, including, but not limited to, as a result of climate change, epidemics, pandemics, tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, major public health issues, terrorism or other acts of violence, and damage incidental to such events • ability to protect the Aflac brand and the Company's reputation • ability to effectively manage key executive succession • changes in accounting standards • level and outcome of litigation or regulatory inquiries • allegations or determinations of worker misclassification in the United States

Max K. Brodén Senior Executive Vice President CFO, Aflac Incorporated

4Q24 Earnings Per Share 0.46 3.42 4Q23 4Q24 Net EPS (diluted) 643.5% 1.25 1.56 4Q23 4Q24 Adjusted EPS (diluted)* +24.8% 1.25 1.57 4Q23 4Q24 Adjusted EPS ex-FX* +25.6% *Non-GAAP financial measure. See appendix for information about this measure. 4

ROE View 4.8 29.9 10.5 12.012.2 14.5 ROE (%) Adjusted ROE* (%) Adjusted ROE ex FX Remeasurement* (%) 4Q23 4Q24 *Non-GAAP financial measure. See appendix for information about this measure. 5

Aflac Japan Maintains Solid Persistency 93.4% 93.4% 93.3% 93.3% 93.4% 4Q23 1Q24 2Q24 3Q24 4Q24 6

Aflac Japan 2024: Favorable experience leading to a stronger margin Benefit Ratio % 63 62 Expense Ratio % 21 19 Pretax Profit Margin % 36 35 62.5% 19.1% 36.0% 2024 Revised Outlook Ranges YTD Actual Operating Ratios 7

Aflac U.S. Maintains Solid Persistency 78.6% 78.7% 78.7% 78.9% 79.3% 4Q23 1Q24 2Q24 3Q24 4Q24 8

Aflac U.S. 2024: Providing customers value, scaling growth and solid margin Benefit Ratio % 47 45 Expense Ratio % 40 38 Pretax Profit Ratio % 21 19 46.8% 38.5% 2024 Outlook Ranges YTD Actual Operating Ratios 9 21.1%

Strong Capital Ratios (Including an ESR1 >270%) Solvency Margin Ratio (Fiscal year ending March 31,%) 917 941 889 1136 2021 2022 2023 2024 12/24e Combined Risk-Based Capital Ratio2 (Fiscal year ending December 31,%) 550 659 732 710 2020 2021 2022 2023 2024e >650>1150 10 1Regulatory ESR with undertaking-specific parameter (USP) 2Combined RBC ratio is the aggregated ratio of four subsidiaries: American Family Life Assurance Company of Columbus (Aflac); Continental American Insurance Company (CAIC), branded as Aflac Group Insurance (AGI); American Family Life Assurance Company of New York (Aflac New York); and Tier One Insurance Company (TOIC)

Adjusted Leverage Ratio*: Below the 20-25% range 19.7% 20.4% 19.5% 21.0% 19.7% 4Q23 1Q24 2Q24 3Q24 4Q24 *Adjusted Leverage ratio is computed as: Adjusted debt to Adjusted capitalization ex-AOCI. See appendix for information about this measure. 11

Continued Tactical Capital Deployment 245 288 283 280 277 700 750 800 500 750 Dividends Repurchase 4Q23 1Q24 2Q24 3Q24 4Q24 Dividends and Share Repurchase ($ millions) 12

Aflac Japan Aflac U.S. Aflac 2025 Outlook Benefit Ratio 64% - 66% Expense Ratio 20% - 23% Pretax Profit Margin 30% - 33% 48% - 52% 36% - 39% 17% - 20% 2025 - 2027 Estimated Annual Ranges

Appendix

Glossary of Non-U.S. GAAP Measures The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that are outside of management’s control because they tend to be driven by general economic conditions and events or are related to infrequent activities not directly associated with insurance operations. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest from derivatives associated with notes payable but excluding any non- recurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively. • Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively. • Adjusted return on equity is annualized adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using annualized net earnings and average total shareholders’ equity. • Adjusted return on equity excluding foreign currency remeasurement is annualized adjusted earnings divided by average shareholders’ equity, excluding both AOCI and the cumulative [beginning January 1, 2021] foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The Company considers adjusted return on equity excluding foreign currency remeasurement important because it excludes both AOCI and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency remeasurement is return on average equity (ROE) as determined using annualized net earnings and average total shareholders’ equity.

Glossary of Non-U.S. GAAP Measures (cont’d) The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable. • Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable. • Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less AOCI as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude AOCI, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively. • Adjusted book value excluding foreign currency remeasurement is the U.S. GAAP book value (representing total shareholders’ equity), less AOCI as recorded on the U.S. GAAP balance sheet and excluding the cumulative [beginning January 1, 2021] foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. Adjusted book value excluding foreign currency remeasurement per common share is adjusted book value excluding foreign currency remeasurement at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share important as they exclude both AOCI and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measures for adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share are total book value and total book value per common share, respectively.

Reconciliation of Net Earnings Per Diluted Share to Adjusted Earnings per Diluted Share Three Months Ended December 31 2024 2023 %Change Net Earnings per diluted share $3.42 $0.46 643.5% Items impacting net earnings Adjusted net investment (gains) losses (1.95) 0.77 Other and non-recurring (income) loss 0.04 — Income tax (benefit) expense on items excluded from adjusted earnings 0.05 0.02 Adjusted earnings per diluted share 1.56 1.25 24.8% Current period foreign currency impact1 0.01 N/A Adjusted earnings per diluted share excluding current period foreign currency impact2 $1.57 $1.25 25.6% 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes.

Reconciliation of Net Earnings to Adjusted Earnings1 Three Months Ended December 31, in millions of Dollars 2024 2023 %Change Net Earnings $1,902 $268 609.7% Items impacting net earnings Adjusted net investment (gains) losses (1,084) 450 Other and non-recurring (income) loss 22 — Income tax (benefit) expense on items excluded from adjusted earnings 25 14 Adjusted earnings 865 732 18.2% Current period foreign currency impact1 6 N/A Adjusted earnings excluding current period foreign currency impact2 $871 $732 19.0% 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes.

Reconciliation of U.S. GAAP Return on Equity to Adjusted ROE Three Months Ended December 31, in millions of Dollars 2024 2023 U.S. GAAP ROE - Net earnings1 29.9% 4.8% Impact of excluding unrealized foreign currency translation gains (losses) (4.8) (0.8) Impact of excluding unrealized gains (losses) on securities and derivatives 0.3 0.1 Impact of excluding effect of changes in discount rate assumptions 1.0 (0.3) Impact of excluding pension liability adjustment — — Impact of excluding AOCI (3.5) (1.0) U.S. GAAP ROE - less AOCI 26.4 3.8 Differences between adjusted earnings and net earnings2 (14.4) 6.6 Adjusted ROE - reported 12.0 10.5 Less: Impact of excluding gains (losses) associated with foreign currency remeasurement3 2.5% 1.7% Adjusted ROE, excluding impact of foreign currency remeasurement 14.5% 12.2% 1 U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders’ equity 2 See separate reconciliation of net income to adjusted earnings 3 Impact of gains/losses associated with foreign currency remeasurement is calculated by restating excluding the cumulative [beginning January 1, 2021] foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The impact is the difference of adjusted return on equity - reported compared with adjusted return on equity, excluding from shareholders' equity, gains/losses associated with foreign currency remeasurement.

Reconciliation of U.S. GAAP Book Value per Share At December 31, in millions of Dollars 2024 2023 %Change U.S. GAAP book value per common share $47.45 $38.00 24.9% Less: Unrealized foreign currency translation gains (losses) per common share (9.09) (7.03) Unrealized gains (losses) on securities and derivatives per common share 0.01 1.93 Effect of changes in discount rate assumptions per common share 3.65 (4.43) Pension liability adjustment per common share 0.02 (0.01) Total AOCI per common share (5.41) (9.54) Adjusted book value per common share $52.87 $47.55 11.2% Less: Foreign currency remeasurement gains (losses) per common share 10.41 6.40 Adjusted book value excluding foreign currency remeasurement per common share $42.46 $41.15 3.2%

Adjusted Leverage Ratios In millions 2024 2023 Notes Payable $7,498 $7,364 50% of subordinated debentures and perpetual bonds (282) (315) Pre-funding of debt maturities — (211) Adjusted debt1 7,216 6,839 Total Shareholders’ Equity 26,098 21,985 Accumulated other comprehensive (income)loss: Unrealized foreign currency translation (gains) losses 4,998 4,069 Unrealized (gains) losses on fixed maturity securities (24) (1,139) Unrealized (gains) losses on derivatives 20 22 Effect on change in discount rate assumptions (2,006) 2,560 Pension liability adjustment (10) 8 Adjusted book value1 29,076 27,505 Adjusted capitalization ex-AOCI 1,2 $36,574 $34,658 Adjusted debt to adjusted capitalization ex-AOCI 19.7% 19.7% 1 See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment 2 Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value